EXHIBIT 10.51

AGREEMENT

AGREEMENT (this “Agreement”) dated as of November 17, 2005 by and among Solomon Technologies, Inc., a Delaware corporation (the “Company”), Woodlaken LLC (“Woodlaken”), Jezebel Management Corporation (“Jezebel”), Pinetree (Barbados) Inc. (“Pinetree”) and Coady Family LLC (“Coady”, and, together with Woodlaken, Jezebel and Pinetree, the “Investors”).

W I T N E S S E T H:

WHEREAS, the Company has sold $750,000 aggregate principal amount of Senior Secured Promissory Notes to the Investors in the amounts set forth on Schedule 1 (the “Existing Notes”);

WHEREAS, the maturity date of each of the Existing Notes is December 1, 2005, as set forth in an agreement between the Company and the holders of the Existing Notes dated as of October 26, 2005 (the “October Agreement”);

WHEREAS, the Company has previously authorized the sale of up to an additional $500,000.00 of Senior Secured Promissory Notes (the “Additional Notes”); and

WHEREAS, in the October Agreement the Investors and the Company amended that certain Security Agreement dated as of March 16, 2005 by and between the Company and the Investors (the “Security Agreement”) to provide that the Additional Notes, when issued, will be entitled to share in the security interest in the Company’s assets provided by such agreement on a pari passu basis with the holders of the Existing Notes; and

WHEREAS, the Investors and the Company now wish to amend the Existing Notes to extend their maturity date to January 31, 2006 and to provide that the Additional Notes are payable pari passu with the Existing Notes.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.    AMENDMENT OF EXISTING NOTES.

1.1. Extension of Maturity Date. Each of the Existing Notes is hereby amended by striking the maturity date of December 1, 2005 and substituting therefor a new maturity date of January 31, 2006.

1.2. Additional Notes Pari Passu with Existing Notes. Each of the Existing Notes is hereby amended to provide that the Additional Notes, when issued, will be payable pari passu with the Existing Notes.

1.3. Full Force and Effect. Except as amended hereby, the terms of the Notes, as previously amended, remain in full force and effect.

2.    MISCELLANEOUS.

2.1. Law Applicable. This Agreement shall be governed by and construed pursuant to the laws of the State of New York, without giving effect to conflicts of laws principles.

2.2. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument and it shall not be necessary in making proof of this Agreement to account for all such counterparts.

[Signatures on Following Page]

IN WITNESS WHEREOF, the undersigned have hereunto set their hands to this Agreement as of the day and year first above written.

COMPANY:

SOLOMON TECHNOLOGIES, INC.

By:   /s/ Peter W. DeVecchis, Jr.

Name: Peter W. DeVecchis, Jr.
Title: President

WOODLAKEN LLC

By:   /s/ Gary M. Laskowski

Name: Gary M. Laskowski
Title: Manager

JEZEBEL MANAGEMENT CORPORATION

By:   /s/ Michael A. D’Amelio

Name: Michael A. D’Amelio
Title: President

PINETREE (BARBADOS) INC.

By:   /s/ J. Gordon Murphy

Name: J. Gordon Murphy
Title: President

COADY FAMILY LLC

By:   /s/ Patrick D. Coady

Name: Patrick D. Coady
Title: Manager

SCHEDULE 1

Senior Notes

Name of Investor	Date Issued	Principal Amount
Woodlaken LLC	March 7, 2005	$ 40,000.00
Jezebel Management Corporation	March 16, 2005	$ 100,000.00
Pinetree (Barbados) Inc.	April 1, 2005	$ 50,000.00
Woodlaken LLC	April 1, 2005	$ 10,000.00
Jezebel Management Corporation	April 18, 2005	$ 75,000.00
Coady Family LLC	May 25, 2005	$ 100,000.00
Jezebel Management Corporation	July 8, 2005	$ 75,000.00
Jezebel Management Corporation	August 16, 2005	$ 150,000.00
Jezebel Management Corporation	September 15, 2005	$ 150,000.00